Exhibit 10.14
AMENDMENT TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

    This Amendment to Amended and Restated Pledge and Security Agreement, dated as of May 29, 2024 (this "Amendment"), is among Kelly Services, Inc., a Delaware corporation (the “Borrower”), Kelly Properties, LLC, a Delaware limited liability company, Kelly Outsourcing and Consulting Group Australia, Ltd., a Delaware corporation, Kelly Services Global, LLC, a Michigan limited liability company, Kelly Services USA, LLC, a Michigan limited liability company, NextGen Global Resources LLC, a Delaware limited liability company, Teachers On Call, Inc., a Minnesota corporation, Global Technology Associates, LLC, a Virginia limited liability company, Greenwood/Asher & Associates, LLC, a Florida limited liability company, Softworld, LLC, a Delaware limited liability company, and Pediatric Therapeutic Services LLC, a Delaware limited liability company (each of the foregoing, including the Borrower, a “Grantor”, and collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”).

RECITAL

    The Grantors and the Administrative Agent are parties to an Amended and Restated Pledge and Security Agreement dated as of December 5, 2019, as amended (as amended and as it may be further amended or modified from time to time, the “Security Agreement”). The Grantors desire to amend the Security Agreement as set forth herein, and the Administrative Agent is willing to do so in accordance with the terms hereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Security Agreement.

AGREEMENT

    In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1. AMENDMENTS TO SECURITY AGREEMENT

    Upon the satisfaction of the conditions specified in Article 3 hereof, the Security Agreement is amended as of the date hereof as follows:

1.1    Reference to “65% of the outstanding voting stock” in Section 2.2(iv) shall be deleted and replaced with “65% of the Equity Interests”.

1.2    Reference to “$10,000,000” in Section 2.2(ix) shall be deleted and replaced with “$25,000,000”.

1.3    Section 2.2(xi) shall be deleted in its entirety and replaced with the following:

    (xi) (a) the Equity Interests, if any, in The Kelly Services, Inc. Foundation, a non-profit Michigan corporation, and The Kelly Relief Fund, a non-profit Michigan corporation and (b) the Equity Interests, if any, in any Immaterial Subsidiary; and

1.4    Each reference to “Closing Date” in Section 3.3, Section 3.4, Section 3.5 and Section 3.9 shall be deleted and replaced with a reference to “Third Amendment Effective Date”.

1.5    Section 3.10(a) shall be amended by adding the following language in the first line after the reference to “complete and accurate listing”: “as of the Third Amendment Effective Date”.

1.6    Reference to “Effective Date” in Section 3.10(b) shall be deleted and replaced with “Third Amendment Effective Date”.

1.7    The first sentence of Section 3.13(a) shall be amended to read as follows:

(a)    Exhibit F sets forth a complete and accurate list of all of the Pledged Collateral owned by such Grantor; provided that, Exhibit F may include Equity Interests in Minority Investments that are Excluded Collateral under Section 2.2(ix).

1.8    Section 3.13(d) shall be deleted in its entirety and replaced with the following:

(d)    Notwithstanding anything to the contrary in this Security Agreement or in any other Loan Document, each Grantor shall:

(i)    deliver to the Administrative Agent the originals of all “Notes or other Instruments Payable to the Company” as described in Exhibit F which evidence amounts payable to any Grantor in excess of $25,000,000 with respect to any single Instrument, together with appropriate endorsements duly executed in blank;

(ii)    other than Excluded Collateral, deliver to the Administrative Agent originals of all instruments and certificates evidencing the Equity Interests of all Domestic Subsidiaries described in Exhibit F (other than any instruments and certificates previously delivered to the Administrative Agent), together with appropriate stock powers, endorsements or other powers duly executed in blank;

(iii)    other than Excluded Collateral, deliver to the Administrative Agent originals of all instruments and certificates evidencing Equity Interests of all Material Foreign Subsidiaries (to the extent the Equity Interests is certificated) described in Exhibit F, together with appropriate stock powers, endorsements or other powers duly executed in blank;

(iv)    [Reserved]

(v)    after the occurrence of a Default, other than any Excluded Collateral (A) deliver to the Administrative Agent originals of all instruments and certificates evidencing Equity Interests of all Foreign Subsidiaries (to the extent the Equity Interests is certificated and it has not previously been delivered to the Administrative Agent) described in Exhibit F, together with appropriate stock powers, endorsements or other powers duly executed in blank and (B) take such other action in the local jurisdiction of any Foreign Subsidiary with respect to the Equity Interests of any Foreign Subsidiary requested by the Administrative Agent to create and perfect the first priority security interest in any such Equity
2

Interests, including without limitation opinions of counsel and other documents and requirements requested by the Administrative Agent.
1.9    Section 4.6(a) shall be deleted in its entirety and replaced with the following:

(a)    Changes in Capital Structure of Issuers. Such Grantor will not (i) permit or suffer any issuer of an Equity Interest of a wholly owned Subsidiary constituting Pledged Collateral to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Liens permitted under Section 4.1(e) or dispositions of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity other than as permitted in the Credit Agreement, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

1.10    Section 4.6(e) shall be deleted in its entirety and replaced with the following:

(e)    Foreign Subsidiaries. All Foreign Subsidiaries as of the Third Amendment Effective Date are listed on Exhibit F hereto.

1.11    Each reference to “$5,000,000” in Section 4.8, Section 4.9 and Section 4.10 shall be deleted and replaced with “$10,000,000”.

1.12    The forms of Exhibits A, B, C, D, E, F, G and H shall be replaced with the forms of Exhibits A, B, C, D, E, F, G and H attached to this Amendment; provided, that, the Grantors may, within 10 days after the Third Amendment Effective Date (as defined in the Credit Agreement), deliver to the Administrative Agent an update to Exhibit D which shall be deemed delivered as of the Third Amendment Effective Date (as defined in the Credit Agreement) and shall replace the form of Exhibit D delivered on the Third Amendment Effective Date.

ARTICLE 2. REPRESENTATIONS

    In order to induce the Administrative Agent to enter into this Amendment, the Grantors represent and warrant to the Administrative Agent that the following statements are true, correct and complete:

    2.1    The execution, delivery and performance of this Amendment are within each Grantor’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders.

    2.2    This Amendment has been duly executed and delivered by each Grantor and constitutes a legal, valid and binding obligation of each Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

    2.3    After giving effect to the amendments herein contained and the satisfaction of the condition described in Article 3 below, all of the representations and warranties contained in the Security Agreement or Article V of the Credit Agreement are true, correct, and complete in all material respects as
3

of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date and no Default has occurred and is continuing.

ARTICLE 3. CONDITIONS PRECEDENT

    This Amendment shall be effective as of the date hereof when each of the following is satisfied:

    3.1    The Grantors and the Administrative Agent shall have executed this Amendment.

ARTICLE 4. MISCELLANEOUS

    4.1    References in the Loan Documents to the Security Agreement shall be deemed to be references to the Security Agreement as amended hereby and as further amended from time to time. This Amendment is a Loan Document.

    4.2    Each of the Grantors acknowledges and affirms that the Security Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Security Agreement, except as amended by this Amendment, remain unmodified and in full force and effect.

    4.3    Each of the Grantors acknowledges, agrees and represents that all existing Collateral (after giving effect to this Amendment) granted by the Security Agreement continues with the same priority as originally granted (other than with respect to Liens permitted pursuant to the Credit Agreement), and such pledge and security interest in such existing Collateral secures, without limitation and among other liabilities secured thereby, all present and future Secured Obligations, and each such Grantor does hereby confirm the grant of the security interests and Liens granted in the Security Agreement to secure the Secured Obligations.

    4.4    This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks. This Amendment shall not be deemed to have otherwise prejudiced any present or future right or rights which the Administrative Agent now has or may have under the Security Agreement or in any other Loan Document and, in addition, shall not entitle any Grantor to a waiver, amendment, modification or other change to, of or in respect of any provision of Security Agreement or in any other Loan Document in the future in similar or dissimilar circumstances. This Amendment may be executed (as applicable) in several counterparts as deemed necessary or convenient, each of which, when so executed, will be deemed an original, provided that all such counterparts will be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement. Any signature delivered by a party by facsimile or electronic transmission will be deemed to be an original signature hereto.

4

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GRANTORS:

KELLY SERVICES, INC.

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

KELLY PROPERTIES, LLC

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

KELLY OUTSOURCING AND CONSULTING
GROUP AUSTRALIA, LTD., formerly known as Kelly
Services (Australia), Ltd.

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

KELLY SERVICES GLOBAL, LLC

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

KELLY SERVICES USA, LLC

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

Signature Page
Amendment to Amended and Restated Pledge and Security Agreement

NEXTGEN GLOBAL RESOURCES LLC

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

TEACHERS ON CALL, INC.

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

GLOBAL TECHNOLOGY ASSOCIATES, LLC

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

GREENWOOD/ASHER & ASSOCIATES, LLC

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

SOFTWORLD, LLC

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

PEDIATRIC THERAPEUTIC SERVICES LLC

By: /s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

Signature Page
Amendment to Amended and Restated Pledge and Security Agreement

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Alaina Moran
Name: Alaina Moran
Title: Authorized Officer
Signature Page
Amendment to Amended and Restated Pledge and Security Agreement

EXHIBIT A
    (See Sections 3.2, 3.3, 3.4, 3.6, 3.9 and 4.1 of Security Agreement)

NOTICE ADDRESS FOR ALL GRANTORS

Kelly Services, Inc.
999 West Big Beaver Road
Troy, MI 48084
Attention: Treasurer
Facsimile: (248)244-5557

INFORMATION AND COLLATERAL LOCATIONS OF
KELLY SERVICES, INC.

I.    Name of Grantor: Kelly Services, Inc.

II.    State of Incorporation or Organization: Delaware

III.    Type of Entity: Corporation

IV.    Organizational Number assigned by State of Incorporation or Organization:
04-59010

V.    Federal Identification Number: 38-1510762

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Places of Business/Locations of Collateral as of the Third Amendment Effective Date:

(a)    Properties Owned by the Grantor:

See attached.

(b)    Properties Leased by the Grantor (Include Landlord's Name):

        See attached.

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

         None

INFORMATION AND COLLATERAL LOCATIONS OF
KELLY PROPERTIES, LLC

I.    Name of Grantor: Kelly Properties, LLC

II.    State of Incorporation or Organization: Delaware

III.    Type of Entity: Limited Liability Company

IV.    Organizational Number assigned by State of Incorporation or Organization:
4723252

V.    Federal Identification Number: 38-2964567

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Places of Business/Locations of Collateral as of the Third Amendment Effective Date:

(a)    Properties Owned by the Grantor:

ADDRESS	PARCEL NO
885 BEACH RD, HARBOR SPRINGS, MI 49740	24-08-16-16-351-114	CONDO

(b)    Properties Leased by the Grantor (Include Landlord's Name):

LANDLORD	ADDRESS	PARCEL NO
Kelly’s Offices LLC	999 WEST BIG BEAVER, TROY, MI 48084	88-20-28-101-034	HDQTR

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

INFORMATION AND COLLATERAL LOCATIONS OF
KELLY OUTSOURCING AND CONSULTING GROUP AUSTRALIA, LTD.

I.    Name of Grantor: Kelly Outsourcing and Consulting Group Australia, Ltd.

II.    State of Incorporation or Organization: Delaware

III.    Type of Entity: Corporation

IV.    Organizational Number assigned by State of Incorporation or Organization:
215-5640

V.    Federal Identification Number: 52-1565878

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord’s Name):

        Landlord: The Trust Company (Australia) Limited ACN 000 000 993

        Suite 8.01, Level 8
        333 George Street
        Sydney
        NSW 2000

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

51181705.2

INFORMATION AND COLLATERAL LOCATIONS OF
KELLY SERVICES GLOBAL, LLC

I.    Name of Grantor: Kelly Services Global, LLC

II.    State of Incorporation or Organization: Michigan

III.    Type of Entity: Limited Liability Company

IV.    Organizational Number assigned by State of Incorporation or Organization:
E6210T

V.    Federal Identification Number: 47-3597831

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road, Suite 401A
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord's Name):

        None

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

INFORMATION AND COLLATERAL LOCATIONS OF
KELLY SERVICES USA, LLC

I.    Name of Grantor: Kelly Services USA, LLC

II.    State of Incorporation or Organization: Michigan

III.    Type of Entity: Limited Liability Company

IV.    Organizational Number assigned by State of Incorporation or Organization:
E6210R

V.    Federal Identification Number: 47-3600855

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road, Suite 601A
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord's Name):

        None

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

INFORMATION AND COLLATERAL LOCATIONS OF
NEXTGEN GLOBAL RESOURCES LLC

I.    Name of Grantor: NextGen Global Resources LLC

II.    State of Incorporation or Organization: Delaware

III.    Type of Entity: Limited Liability Company

IV.    Organizational Number assigned by State of Incorporation or Organization: 4708889
V.    Federal Identification Number: 27-0610241

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord's Name):

        401 W A Street, Suite 960, San Diego, CA 92101
        (Landlord - Broadway Lexington, LLC.)

        300 S Wacker Dr., Suite 1313, Chicago, IL 60606
        (Landlord - AG 300 South Wacker Owner LLC.)

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

INFORMATION AND COLLATERAL LOCATIONS OF
TEACHERS ON CALL, INC.

I.    Name of Grantor: Teachers On Call, Inc.

II.    State of Incorporation or Organization: Minnesota

III.    Type of Entity: Corporation

IV.    Organizational Number assigned by State of Incorporation or Organization: 623120100029
V.    Federal Identification Number: 47-2617582

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord's Name):

        3001 Metro Drive, Suite 200, Bloomington MN
        (Landlord – Metro Office Park)

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

INFORMATION AND COLLATERAL LOCATIONS OF
GLOBAL TECHNOLOGY ASSOCIATES, LLC

I.    Name of Grantor: Global Technology Associates, LLC

II.    State of Incorporation or Organization: Virginia

III.    Type of Entity: Limited Liability Company

IV.    Organizational Number assigned by State of Incorporation or Organization:
S4150696

V.    Federal Identification Number: 76-0838187

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord’s Name):

        1890 Preston White Dr, 150 Reston VA
        Landlord: ELA Group LLC

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

INFORMATION AND COLLATERAL LOCATIONS OF
GREENWOOD/ASHER & ASSOCIATES, LLC

I.    Name of Grantor: Greenwood/Asher & Associates, LLC

II.    State of Incorporation or Organization: Florida

III.    Type of Entity: Limited Liability Company

IV.    Organizational Number assigned by State of Incorporation or Organization:
    L20000350036

V.    Federal Identification Number: 20-0685960

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord's Name):

        Landlord: Cochaca I, Inc.
        The Summit Office Building
        Units 203, 204, 205, 206
        42 Business Centre Drive
        Miramar Beach, FL 32550

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

INFORMATION AND COLLATERAL LOCATIONS OF
SOFTWORLD, LLC

I.    Name of Grantor: Softworld, LLC

II.    State of Incorporation or Organization: Delaware

III.    Type of Entity: Limited Liability Company

IV.    Organizational Number assigned by State of Incorporation or Organization:
22030069020

V.    Federal Identification Number: 04-3273385

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord's Name):

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

INFORMATION AND COLLATERAL LOCATIONS OF
PEDIATRIC THERAPEUTIC SERVICES LLC

I.    Name of Grantor: Pediatric Therapeutic Services LLC

II.    State of Incorporation or Organization: Delaware

III.    Type of Entity: Limited Liability Company

IV.    Organizational Number assigned by State of Incorporation or Organization:
6759929

V.    Federal Identification Number:
    23-2983406

VI.    Chief Executive Office and Mailing Address:

    999 West Big Beaver Road
    Troy, MI 48084
    Attention: Treasurer

VII.    Locations of Collateral:

    (a)    Properties Owned by the Grantor:

        None

    (b)    Properties Leased by the Grantor (Include Landlord's Name):

        Landlord: William Ciavarelli
        525 Fayette Street, Conshohocken, OA 19428

(c)    Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements     (include name of Warehouse Operator or other Bailee or Consignee):

        None

51181705.2

EXHIBIT B
(See Sections 3.5 and 4.2 of Security Agreement)

DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number
Kelly Properties, LLC	JPMorgan Chase Bank	152263
Kelly Services, Inc.	JPMorgan Chase Bank	267156625
Kelly Services, Inc.	JPMorgan Chase Bank	267156989
Kelly Services, Inc.	JPMorgan Chase Bank	267157227
Kelly Services, Inc.	Bank of America	3750677492
Kelly Services, Inc.	JPMorgan Chase Bank	14870
Kelly Services, Inc.	JPMorgan Chase Bank	267156096
Kelly Services, Inc.	Bank of America	3359869594
Kelly Services, Inc.	Banco Popular	030477204
Kelly Services, Inc.	Banco Popular	030476968
Kelly Services, Inc.	JPMorgan Chase Bank	267157581
Kelly Services, Inc.	JPMorgan Chase Bank	1018456
Kelly Services, Inc.	JPMorgan Chase Bank	1054725
Kelly Services, Inc.	US Bank, N.A.	199380248872
Kelly Services, Inc.	US Bank, N.A.	199380248880
Kelly Services, Inc.	US Bank, N.A.	130118020572
Kelly Services, Inc.	MUFG	4910006725
Kelly Services, Inc.	Bank Mendes Gans	NL33BKMG0261190598
Kelly Services, Inc.	Bank Mendes Gans	NL25BKMG0261186280
Kelly Services, Inc.	Bank Mendes Gans	NL49BKMG0261104853
Kelly Services, Inc.	JPMorgan Chase Bank	381816310
Kelly Services, Inc.	JPMorgan Chase Bank	381816583
Kelly Outsourcing and Consulting Group Australia, Ltd.	Bank Mendes Gans	NL43BKMG0261190709
Kelly Outsourcing and Consulting Group Australia, Ltd.	ANZ	012055-835833879
Kelly Outsourcing and Consulting Group Australia, Ltd.	ANZ	012055-835833887
Kelly Services Global, LLC	Bank of America	8188894442
Kelly Services Global, LLC	Bank of America	8765332690
Kelly Services Global, LLC	MUFG	4910007322
Kelly Services Global, LLC	US Bank	199380422824
Kelly Services Global, LLC	US Bank	130120275883
Kelly Services Global, LLC	JPMorgan Chase	712305718
Kelly Services Global, LLC	JPMorgan Chase	267390893
Kelly Services Global, LLC	JPMorgan Chase	267391008
Kelly Services Global, LLC	JPMorgan Chase	267391180
Kelly Services Global, LLC	JPMorgan Chase	381817557
B-1

Kelly Services USA, LLC	Bank of America	8188894447
Kelly Services USA, LLC	Bank of America	8765332695
Kelly Services USA, LLC	MUFG	4910007330
Kelly Services USA, LLC	US Bank	199380422832
Kelly Services USA, LLC	US Bank	130120275966
Kelly Services USA, LLC	JPMorgan Chase	712312292
Kelly Services USA, LLC	JPMorgan Chase	267391859
Kelly Services USA, LLC	JPMorgan Chase	267392022
Kelly Services USA, LLC	JPMorgan Chase	267392139
Kelly Services USA, LLC	JPMorgan Chase	381816955
Global Technology Associates LLC	Bank Mendes Gans	NL06BKMG0261716727
Global Technology Associates LLC	JPMorgan Chase	615582126
Global Technology Associates LLC	JPMorgan Chase	615582316
Teachers On Call, Inc.	Bank Mendes Gans	NL77BKMG0261668986
Teachers On Call, Inc.	Bank of America	435029120510
Teachers On Call, Inc	Bank of America	435029120523
NextGen Global Resources LLC	Bank Mendes Gans	NL81BKMG0261716735
NextGen Global Resources LLC	JPMorgan Chase	629917953
Softworld Inc.	JPMorgan Chase	818330588
Softworld Inc.	JPMorgan Chase	866757278
Softworld Inc.	Bank Mendes Gans	NL07BKMG0261755897
Softworld Inc.	Boston Private	4081952
Greenwood/Asher & Associates LLC	Bank Mendes Gans	NL31BKMG0261750518
Greenwood/Asher & Associates LLC	Bank of America	435046778851
Greenwood/Asher & Associates LLC	Bank of America	435048055537
Pediatric Therapeutic Services	Bank Mendes Gans	NL98BKMG0261775308
Pediatric Therapeutic Services	PNC Bank	8619700867

B-2

EXHIBIT C
(See Section 3.7 of Security Agreement)

LETTER-OF-CREDIT RIGHTS

None

CHATTEL PAPER

None

C-1

EXHIBIT D
(See Section 3.10 and 4.7 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

See attached.

Mark	Country	File Date	Registration Date
KELLY	ARGENTINA	11/26/2009	9/24/2010
KELLY TEMPORARY SERVICES	AUSTRALIA	6/9/1988	2/5/1992
KELLYCONNECT	AUSTRALIA	10/5/1999	3/3/2000
KER	AUSTRALIA	12/23/1998	6/4/1999
KSR	AUSTRALIA	3/26/1997	10/8/1997
PINPOINT	AUSTRALIA	1/18/1995	2/22/2000
PINPOINT	AUSTRALIA	8/15/1996	10/15/2001
KELLY ENGINEERING RESOURCES	AUSTRALIA	12/23/1998	7/9/1999
KELLY GIRL	AUSTRALIA	3/7/1979	3/7/1979
KELLY HEALTHCARE RESOURCES	AUSTRALIA	10/9/2000	8/3/2001
KELLY MANAGEMENT SERVICES	AUSTRALIA	10/9/1996	1/4/1999
KELLY PROFESSIONAL SERVICES	AUSTRALIA	10/30/1991	3/13/1995
KELLY RECRUITMENT CONSULTANTS	AUSTRALIA	1/11/1990	1/11/1993
KELLY SCIENTIFIC RESOURCES	AUSTRALIA	10/9/1996	8/26/1997
KELLY SERVICES	AUSTRALIA	3/24/1988	4/22/1992
KELLY	AUSTRALIA	7/12/2006	6/10/2008
KELLY SCIENTIFIQUE	BENELUX	7/28/1998	8/1/1999
KELLY TEMPORARY SERVICES	BENELUX	1/10/1990	7/1/1990
KELLY UITZENDBUREAU	BENELUX	12/21/1990	12/21/1990
KSR	BENELUX	3/18/1997	4/1/1998
KELLY GIRL	BENELUX	1/5/1966	5/12/1987
KELLY GIRL	BRAZIL	9/26/1973	3/10/1976
KELLY	BRAZIL	9/26/1973	3/10/1976
KELLY LAW REGISTRY	CANADA	10/6/2000	6/3/2003
KELLY MANAGEMENT SERVICES	CANADA	10/9/1996	11/1/1999
KELLY NOW	CANADA	12/10/2021
KELLY RECRUITMENT CONSULTANTS	CANADA	12/15/1993	5/19/1995
KELLY SCIENTIFIC RESOURCES	CANADA	10/9/1996	10/28/1999
KELLY SCIENTIFIQUE	CANADA	8/7/1998	10/3/2001
KELLY SERVICES	CANADA	10/31/1967	2/14/1969
KELLY SERVICES & Design	CANADA	11/19/1998	2/15/2000
KELLYCONNECT	CANADA	5/14/1999	5/22/2002
KELLYSELECT	CANADA	12/15/1993	10/20/1995
KELTRONICS	CANADA	3/21/1995	2/20/1997
KES	CANADA	8/6/2002	9/3/2003
KSR	CANADA	3/19/1997	8/27/1999
ON DECK	CANADA	10/24/2008	10/28/2010
PARTNERED STAFFING	CANADA	12/23/1991	5/28/1993
PINPOINT	CANADA	8/8/1996	12/15/1997
KELLY	CANADA	12/7/1988	5/11/1990
KELLY CAREER NETWORK	CANADA	9/26/2002	12/8/2003
KELLY EDUCATIONAL STAFFING	CANADA	8/6/2002	9/7/2005
KELLY ENGINEERING RESOURCES	CANADA	6/15/2004	1/9/2014
KELLY FINANCIAL RESOURCES	CANADA	10/6/2000	6/3/2003
KELLY GIRL	CANADA	12/19/1963	3/12/1965

KELLY HEALTHCARE RESOURCES	CANADA	10/6/2000	3/20/2003
KELLY IT RESOURCES	CANADA	9/5/2001	10/3/2003
KCN	CANADA	9/26/2002	12/9/2003
KELLY GIRL	CHILE	10/6/1983	11/14/1983
KELLY SERVICES	CHILE	10/6/1983	11/14/1983
KELLY (In Chinese)	CHINA	2/15/1990	1/30/1991
KELLY (In Chinese)	CHINA	4/2/2015	8/14/2017
PINPOINT	CHINA	6/19/2003	2/28/2005
BTI	CHINA	9/17/2002	5/21/2004
KELLY SERVICES	COLOMBIA	12/19/1986	12/22/1989
KELLY GIRL	COLOMBIA	12/19/1986	12/22/1989
KSR	DENMARK	3/19/1997	4/11/1997
KELLY	ECUADOR	4/24/1990	12/20/1990
KELLY SERVICES & Design	EUROPEAN UNION (EUTM & RCD)	5/22/2002	9/23/2003
KELLYCONNECT	EUROPEAN UNION (EUTM & RCD)	10/4/1999	10/11/2000
KELLYOCG	EUROPEAN UNION (EUTM & RCD)	8/4/2022	12/17/2022
PINPOINT	EUROPEAN UNION (EUTM & RCD)	2/13/2004	4/27/2005
TONER GRAHAM	EUROPEAN UNION (EUTM & RCD)	9/4/2008	4/29/2009
TONERGRAHAM	EUROPEAN UNION (EUTM & RCD)	9/4/2008	6/9/2009
KELLY (Stylized)	EUROPEAN UNION (EUTM & RCD)	8/11/2010	12/6/2010
KELLY ENGINEERING RESOURCES	EUROPEAN UNION (EUTM & RCD)	3/12/2007	1/14/2008
KELLY FINANCIAL RESOURCES	EUROPEAN UNION (EUTM & RCD)	10/9/2000	10/29/2001
KELLY HEALTHCARE RESOURCES	EUROPEAN UNION (EUTM & RCD)	10/9/2000	10/9/2001
KELLY HR CONSULTING	EUROPEAN UNION (EUTM & RCD)	3/12/2007	1/14/2008
KELLY MANAGEMENT SERVICES	EUROPEAN UNION (EUTM & RCD)	3/12/2007	3/4/2008
KELLY SCIENTIFIC RESOURCES	EUROPEAN UNION (EUTM & RCD)	9/15/2005	8/1/2006
KELLY SERVICES	EUROPEAN UNION (EUTM & RCD)	7/2/1998	11/10/1999
KELLY	EUROPEAN UNION (EUTM & RCD)	7/2/1998	11/11/1999
KELLY SCIENTIFIQUE	FRANCE	7/29/1998	7/28/1999
KSR	FRANCE	4/10/1997	9/19/1997
KELLY GIRL	FRANCE	8/2/1965	8/2/1965
KELLY (In Chinese)	HONG KONG	8/21/1992	6/20/1994
KELLY	HUNGARY	12/20/1988	7/27/1989
BTI	INDIA	10/15/2003	2/13/2007
KELLY	INDIA	5/22/2003	12/28/2005
KELLY IT RESOURCES	INDIA	2/1/2005	1/6/2009
BTI	INDIA	9/13/2002	10/11/2006
BUSINESS TRENDS PERSONNEL CONSULTING GROUP & Design	INDONESIA	9/26/1995	9/26/1995
KELLY	INDONESIA	9/12/2002	10/16/2003
BTI	INDONESIA	8/6/2002	8/27/2003
KSR	IRELAND	3/19/1997	6/10/1999
KELLY	ISRAEL	12/14/1988	12/14/1988
KELLY MANAGEMENT SERVICES	ITALY	10/9/1996	12/21/1998
KELLY	JAPAN	6/21/2004	3/19/2009
KELLY SCIENTIFIC RESOURCES	JAPAN	9/30/2005	3/31/2006
KELLY SERVICES	JAPAN	6/21/2004	3/19/2009

PINPOINT	JAPAN	6/18/2003	2/20/2004
BTI	JAPAN	8/11/2003	7/16/2004
KELLY	KOSOVO	12/14/1988	12/28/1989
KELLY	MALAYSIA	10/11/2001	8/4/2004
PINPOINT	MALAYSIA	2/28/2003	8/8/2006
WORKFORCE AGILITY BAROMETER	MALAYSIA	12/30/2016	11/12/2018
WORKFORCE AGILITY BAROMETER	MALAYSIA	12/30/2016	11/7/2018
BTI	MALAYSIA	8/19/2002	1/11/2010
KELLY	MEXICO	8/25/1986	6/23/1987

KELLY	MEXICO	2/12/1991	1/22/1993
KELLY DE MEXICO	MEXICO	12/19/1990	2/10/1992
KELLY GIRL	MEXICO	9/6/1989	2/8/1990
KELLY SCIENTIFIC RESOURCES	MEXICO	10/9/1996	1/20/2000
KELLY SERVICES	MEXICO	12/19/1990	1/14/1992
KELLY TEMPORARY SERVICES	MEXICO	12/19/1990	1/15/1992
QSM & Design	MEXICO	6/9/2014	6/9/2015
ABSOLUTAMENTE CERO & Design	MEXICO	6/9/2014	6/22/2015
KELLY	MONTENEGRO	12/14/1988	12/28/1989
KELLYCONNECT	NEW ZEALAND	9/30/1999	4/13/2000
KER	NEW ZEALAND	1/5/1999	9/7/2000
KSR	NEW ZEALAND	3/20/1997	10/14/1998
PINPOINT	NEW ZEALAND	8/9/1996	6/21/2001
KELLY FINANCIAL RESOURCES	NEW ZEALAND	9/10/2000	4/12/2001
KELLY GIRL	NEW ZEALAND	5/2/1988	5/28/1990
KELLY IT RESOURCES	NEW ZEALAND	9/6/2001	3/7/2002
KELLY MANAGEMENT SERVICES	NEW ZEALAND	10/9/1996	7/17/1998
KELLY RECRUITMENT CONSULTANTS	NEW ZEALAND	5/27/1993	3/17/1997
KELLY SCIENTIFIC RESOURCES	NEW ZEALAND	10/9/1996	7/17/1998
KELLY SERVICES	NEW ZEALAND	5/2/1988	5/26/1995
KELLY TEMPORARY SERVICES	NEW ZEALAND	12/20/1988	2/24/1995
KELLY ENGINEERING RESOURCES	NEW ZEALAND	1/5/1999	4/5/2001
KELLY FINANCIAL RESOURCES	NORWAY	11/7/2003	9/14/2004
KELLY MANAGEMENT SERVICES	NORWAY	10/9/1996	7/24/1997
KELLY SCIENTIFIC RESOURCES	NORWAY	10/9/1996	8/14/1997
KELLY SERVICES & Design	NORWAY	3/13/1991	10/14/1993
KELLYCONNECT	NORWAY	9/28/1999	5/31/2000
KSR	NORWAY	3/19/1997	11/20/1997
KELLY	NORWAY	12/12/1988	7/13/1991
KELLY	OMAN	4/4/2006	7/10/2007
BTI	OMAN	4/4/2006	8/13/2007
KELLY	PARAGUAY	2/25/1989	8/5/1989
KELLY	PERU	5/25/1994	8/23/1994
KELLY	PHILIPPINES	4/28/2022
BUSINESS TRENDS & Design	PHILIPPINES	7/7/1999	12/19/2005
KELLY	SERBIA	12/14/1988	12/28/1989
BUSINESS TRENDS PERSONNEL CONSULTING GROUP & Design	SINGAPORE	9/1/1995	9/1/1995

KELLY	SINGAPORE	8/30/1991	8/30/1991
WORKFORCE AGILITY BAROMETER	SINGAPORE	3/31/2017	1/18/2018
BTI	SINGAPORE	8/6/2002	6/9/2003
KELLY	SOUTH KOREA	12/14/1988	10/12/1990
KELLY (Stylized)	SOUTH KOREA	10/6/2010	12/28/2011
PINPOINT	SOUTH KOREA	6/18/2003	7/20/2004
BTI	SOUTH KOREA	8/6/2002	1/9/2004
KMS	SWITZERLAND	4/9/1997	9/19/1997
KSR	SWITZERLAND	3/19/1997
PINPOINT	SWITZERLAND	1/13/1995	7/10/1996
PINPOINT	SWITZERLAND	8/7/1996	4/7/1997
KELLY GIRL	SWITZERLAND	2/20/1995	5/15/1996
KELLY INTERIM	SWITZERLAND	9/20/1994	3/26/1996
KELLY MANAGEMENT SERVICES	SWITZERLAND	10/9/1996	7/16/1997
KELLY SCIENTIFIC RESOURCES	SWITZERLAND	10/10/1996	6/25/1997
KELLY SCIENTIFIQUE	SWITZERLAND	7/28/1998	11/23/1998
KELLY SERVICES	SWITZERLAND	2/20/1995	5/15/1996
KELLY SERVICES & Design	SWITZERLAND	2/20/1995	8/2/1996
KELLYCONNECT	SWITZERLAND	9/29/1999	3/29/2000
KELLY	SWITZERLAND	2/20/1995	5/15/1996
KELLY	TAIWAN	12/19/1988	9/16/1989
KELLY (In Chinese)	TAIWAN	3/31/1989	11/1/1989
PINPOINT	TAIWAN	6/20/2003	2/1/2004
BTI	TAIWAN	8/15/2002	10/16/2003
KELLY	THAILAND	8/20/2002	3/26/2003
KELLY	TURKEY	1/25/2006	11/30/2006
KELLY	UNITED ARAB EMR	9/13/2005	9/11/2011
KELLY MANAGEMENT SERVICES	UNITED KINGDOM	10/9/1996	8/7/1998
KELLY MANAGEMENT SERVICES	UNITED KINGDOM	3/12/2007	3/4/2008
KELLY SERVICES	UNITED KINGDOM	7/2/1998	11/10/1999
KELLY SERVICES & Design	UNITED KINGDOM	5/22/2002	9/23/2003
KELLY TEMPORARY SERVICES	UNITED KINGDOM	10/28/1991	2/11/1994
KELLYCONNECT	UNITED KINGDOM	10/4/1999	10/11/2000
KELLYOCG	UNITED KINGDOM	8/3/2022	10/28/2022
KSR	UNITED KINGDOM	3/19/1997	10/10/1997
PARTNERED STAFFING	UNITED KINGDOM	1/2/1992	8/26/1994
PINPOINT	UNITED KINGDOM	2/13/2004	4/27/2005
TONER GRAHAM	UNITED KINGDOM	9/4/2008	4/29/2009
TONERGRAHAM	UNITED KINGDOM	9/4/2008	6/9/2009
KELLY	UNITED KINGDOM	7/2/1998	11/11/1999
KELLY (Stylized)	UNITED KINGDOM	8/11/2010	12/6/2010
KELLY (Stylized)	UNITED KINGDOM	9/21/1990	7/17/1992
KELLY ENGINEERING RESOURCES	UNITED KINGDOM	3/12/2007	1/14/2008
KELLY FINANCIAL RESOURCES	UNITED KINGDOM	10/9/2000	10/29/2001
KELLY GIRL	UNITED KINGDOM	10/1/1986	3/10/1989
KELLY HEALTHCARE RESOURCES	UNITED KINGDOM	10/9/2000	10/9/2001
KELLY HR CONSULTING	UNITED KINGDOM	3/12/2007	1/14/2008

INSTAFLEX	UNITED KINGDOM	8/13/2014	11/14/2014
KELLY SCIENTIFIC RESOURCES	UNITED KINGDOM	9/15/2005	8/1/2006
KELLY EDUCATION	UNITED STATES	9/6/2019	6/1/2021
KELLY ENGINEERING	UNITED STATES	7/17/1998	6/26/2001
KELLY GIRL	UNITED STATES	11/8/1960	8/21/1962
KELLY NOW	UNITED STATES	7/16/2021	3/21/2023
KELLY SCIENTIFIC RESOURCES	UNITED STATES	4/9/1996	8/26/1997
KELLY SERVICES	UNITED STATES	4/9/1996	9/2/1997
KELLY SERVICES	UNITED STATES	5/16/1966	9/5/1967
KELLY SERVICES & Design	UNITED STATES	5/16/1966	9/5/1967
KELLYCONNECT	UNITED STATES	4/5/1999	2/29/2000
KELLYOCG	UNITED STATES	2/11/2009	6/1/2010
KELLYOCG PRIME	UNITED STATES	11/8/2017	4/17/2018
KELLYSELECT	UNITED STATES	6/17/1993	3/1/1994
KELTRONICS	UNITED STATES	10/28/1994	10/24/1995
KES	UNITED STATES	8/19/2003	8/17/2004
NEXTGEN	UNITED STATES	10/18/2019	6/2/2020
NG NEXTGEN	UNITED STATES	10/18/2019	6/2/2020
ON DECK	UNITED STATES	10/7/2008	3/2/2010
DESIGN (Rocket)	UNITED STATES	2/23/2022
PEOPLE. POWER. BUSINESS.	UNITED STATES	2/23/2022
PEOPLE. POWER. BUSINESS.	UNITED STATES	2/23/2022
PEOPLE. POWER. BUSINESS.	UNITED STATES	2/23/2022
PINPOINT	UNITED STATES	4/9/1996	2/4/1997
PINPOINT	UNITED STATES	9/14/1994	6/4/1996
PINPOINT & Design	UNITED STATES	1/27/2003	8/10/2004
PINPOINT SELECTION SYSTEM	UNITED STATES	8/5/2002	2/24/2004
DESIGN (Rocket)	UNITED STATES	2/23/2022
SUBSTITUTES ANY TIME	UNITED STATES	1/20/2017	8/28/2018
TEACHERS ON CALL	UNITED STATES	5/13/2019	2/4/2020
TEACHERS ON CALL (Stylized) & Design (Blackboard)	UNITED STATES	5/22/2014	7/28/2015
DESIGN (Rocket)	UNITED STATES	2/23/2022
GREENWOOD/ASHER & ASSOCIATES, LLC	UNITED STATES	7/12/2021	8/2/2022
INSTAFLEX	UNITED STATES	7/29/2014	12/6/2016
KELLY	UNITED STATES	4/9/1996	9/2/1997
KELLY	UNITED STATES	11/14/1985	6/17/1986
KELLY (Stylized)	UNITED STATES	8/17/1989	4/10/1990
ROCKETPOWER	UNITED STATES	12/23/2021
FRAMEWORK DEVELOPMENT CENTERS	UNITED STATES	10/10/2019	7/6/2021
QVR	UNITED STATES	11/21/2019	3/9/2021
FULL SCOPE GOVERNMENT SOLUTIONS	UNITED STATES	9/19/2019	10/20/2020
PELTA CYBER SECURITY	UNITED STATES	11/1/2018	7/21/2020
VITA DATA SCIENCES	UNITED STATES	4/20/2016	3/6/2018
VDS TAG	UNITED STATES	1/2/2018	7/9/2019
KELLY	URUGUAY	3/15/1989	12/6/1991
KELLY SERVICES	VENEZUELA	1/1/1966	1/26/1970

KELLY	VIETNAM	12/13/2007	5/21/2009
BTI	VIETNAM	3/26/2008	9/29/2010

www.pts-inc.net
www.myptstime2.com
www.myptsteam.com
www.mypts.com
www.capableclassroom.com
www.myptsteam.net

EXHIBIT E
(See Section 3.11 of Security Agreement)

FIXTURES

[To be completed and delivered only upon request of the Agent.]

E-1

EXHIBIT F
(See Section 3.13 and 4.6 of Security Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

DOMESTIC SUBSIDIARIES
STOCKS

	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares
Kelly Services, Inc.	Kelly Properties, LLC	N/A	100 Units	N/A	100%
Kelly Services, Inc.	Kelly Outsourcing and Consulting Group Australia, Ltd	12	100	N/A	100%
Kelly Services, Inc.	Kelly Services Global, LLC		100	N/A	100%
Kelly Services, Inc.	Kelly Services USA, LLC		100	N/A	100%
Kelly Services, Inc.	NextGen Global Resources, LLC		100	N/A	100%
Kelly Services, Inc.	Global Technology Associates, LLC		100	N/A	100%
Kelly Services USA, LLC	Teachers on Call, Inc	2 class A 2 class B	750,000 250,000	N/A	100%
Kelly Services USA, LLC	Pediatric Therapeutic Services LLC		400	N/A	100%
Kelly Services USA, LLC	Greenwood Asher & Associates, LLC		100	N/A	100%
Kelly Services, Inc.	Softworld, LLC		1,000	N/A	100%

FOREIGN SUBSIDIARIES
STOCKS

Name of Grantor	Issuer	*Certificate Number(s)	*Number of Shares	Percentage of Voting Stock Pledged	Class of Stock	Percentage of Outstanding Shares
Kelly Services, Inc.	Kelly Services (Canada), Ltd.	1	100	65%	N/A	100%
Kelly Services, Inc.	Kelly Services Mexico, S.A. de C.V.	1		65%	A	99%

Kelly Services, Inc.	Kelly Services Mexico, S.A. de C.V.	1		65%	B	99%
Kelly Properties, LLC	Kelly Services Mexico, S.A. de C.V.	2		65%	A	1%
Kelly Properties, LLC	Kelly Services Mexico, S.A. de C.V.	2		65%	B	1%
Kelly Properties, LLC	Opciones de Servicio en Mexico S.A. de C.V.	2		65%	N/A	1%
Kelly Properties, LLC	QSM S.A. de C.V.	2		65%	N/A	1%
Kelly Services, Inc.	Kelly Services Outsourcing and Consulting Group SA/NV	1		65%	N/A	1%
Kelly Services, Inc.	Kelly Managed Services (Nederland), B.V	No Certificate	1,800	65%	N/A	100%
Kelly Services, Inc.	Kelly Outsourcing and Consulting Group (Germany) GmbH	1	57,000	65%	N/A	100%
Kelly Services, Inc.	Kelly OCG France SAS	No Certificate	1,000	65%	N/A	100%
Kelly Services, Inc.	Kelly OCG Sweden AB	No Certificate	25,000	65%	N/A	100%
Kelly Services,	Kelly OCG Hungary Kft	No Certificate	1	65%	N/A	100%
Kelly Services, Inc	KC South Africa	1	100	65%	N/A	100%

* None of the certificated Foreign Subsidiaries are Material Foreign Subsidiaries. Information regarding number of shares not available for some Foreign Subsidiaries without translation.

Name of Grantor	Issuer	*Certificate Number(s)	*Number of Shares	Percentage of Voting Stock Pledged	Class of Stock	Percentage of Outstanding Shares
Kelly Services, Inc.	KellyOCG Singapore Pte Ltd	1	3,000,001	65%	N/A	100%
Kelly Services, Inc.	Kelly Outsourcing and Consulting Group India Pte Ltd	1 649,999 3 2,150,000 4 2,000,000 5 1,499,850 7 10,320,000	16,620,000	65%	N/A	99%
Kelly Properties	Kelly Outsourcing and Consulting Group India Pte Ltd	2 1 6 150	16,620,000	1%	N/A	1%
Kelly Services, Inc.	Kelly OCG UK Ltd	1	1	65%	N/A	100%

*OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Investment	Percentage Ownership Interest/Principal Balance
Kelly Services, Inc.	Detroit Investment Fund, L.P.	Investment in a private equity fund. Current book value is $818,971.40	1.95%
Kelly Services, Inc.	PersolKelly Pte. Ltd.	Current book value $6,424,694.68	2.5%
Kelly Properties, LLC	Icon Savings Corporation	Investment in Icon Savings Corporation. Current book value is $250,000	1.323%
Kelly Services, Inc.	Red Rover Technologies	Investment in Red Rover Technologies . Current book value is $385,000	2.0%

Note: Book values and ownership percentages are as of March 31, 2024.
* Other than as may be Excluded Collateral pursuant to Section 2.2(ix).

NOTES OR OTHER INSTRUMENTS PAYABLE TO THE COMPANY

Name of Grantor/Lender	Borrower	Description of Note	Principal Amount
Kelly Services, Inc.	Kelly Receivables Funding, LLC	Inter-company Loan	$646,985,142.73

Note: Notes receivable balances are as of March 31, 2024.

EXHIBIT G
(See Section 3.1 and 3.10 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED
Kelly Services, Inc.	Delaware Secretary of State
Kelly Properties, LLC	Delaware Secretary of State
Kelly Outsourcing and Consulting Group Australia, Ltd.	Delaware Secretary of State
Kelly Services USA, LLC	Michigan Secretary of State
Kelly Services Global, LLC	Michigan Secretary of State
Teachers on Call, Inc	Minnesota Secretary of State
NextGen Global Resources, LLC	Delaware Secretary of State
Global Technology Associates, LLC	Virginia State Corporation Commission
Softworld, LLC	Delaware Secretary of State
Greenwood Asher & Associates LLC	Florida Secretary of State
Pediatric Therapeutic Services LLC	Delaware Secretary of State

G-1

EXHIBIT H
(See Definition of “Commercial Tort Claim” and Section 4.4 of Security Agreement)

COMMERCIAL TORT CLAIMS

None

4889-7608-0576 v4 [7-3168]
H-1